EXHIBIT 32.1

VINCO VENTURES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED

PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Vinco Ventures, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2022	/s/ Lisa King
Lisa King
Chief Executive Officer
(Principal Executive Officer)

Date: April 15, 2022	/s/ Philip Jones
Philip Jones
Chief Financial Officer
(Principal Financial an Accounting Officer)